UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2004
                                                         -----------------

                             United Diagnostic, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-11772               2 5-1411971
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)

                 124 West 60th Street, New York, New York 10023
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (212)315-3585
                                                           ---------------

                823 Main Street, Hope Valley, Rhode Island 02832
           ----------------------------------------------------------
           (Former Name and Address if Changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 19, 2004, United Diagnostic, Inc. (the "Company") dismissed Eisner LLP as its independent accountant. Eisner LLP had been previously engaged as the principal accountant to audit the Company's financial statements. The reason for the termination was that a company with which the Company is negotiating a potential reverse merger transaction requested a change in accountants.

      Eisner LLP did not audit the Company's financial statements for any period after the fiscal year ended December 31, 2001.

      The decision to change accountants was approved by the Company's Board of Directors.

      During the Company's two most recent fiscal years, and the subsequent interim periods, there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

      On November 19, 2004, the Company retained Marcum & Kliegman, LLP as its new independent accountant. Marcum & Kliegman, LLP is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

ITEM 9.01. EXHIBITS.

(c)   The following exhibits are filed herewith:

16.1  Letter dated November 19, 2004 from the Company to Eisner LLP;

16.2 Letter dated November 22, 2004 from Eisner LLP to the Securities and Exchange Commission.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By: /s/ J. Marvin Feigenbaum
                                       -----------------------------------------
                                       Name:  J. Marvin Feigenbaum
                                       Title: Chairman and President